UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2005

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with a previously announced stock split of the common stock of UnitedHealth Group Incorporated (the "Company"), on May 24, 2005 the Company filed an amendment to its Second Restated Articles of Incorporation. The amendment, which becomes effective at 5:00 p.m. CST on the effective date of the stock split (May 27, 2005), reflects the increase in the shares of authorized stock resulting from the stock split. The Articles of Amendment are filed as Exhibit 3(a) to this Report.

Item 9.01. Financial Statements and Exhibits.

Exhibit 3(a) Articles of Amendment to Second Restated Articles of Incorporation of the Company, filed on May 24, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

May 24, 2005	By:	David J. Lubben

Name: David J. Lubben
Title: General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3.(a)	Articles of Amendment to Second Restated Articles of Incorporation of the Company, filed on May 24, 2005